EXHIBIT 10.7

Exhibit
Number            Description

10.7(a) Serus Asset Purchase Agreement by and among Netopia, Inc., Serus LLC, Serus Acquisition Corporation and the Members of Serus LLC dated as of December 16, 1998

10.7(b)           Bill of Sale and Assignment

10.7(c)           Escrow Agreement

10.7(d)           Form of Non-Competition Agreement

10.7(e)           Registration Rights Agreement